SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): JANUARY 7, 1998



                        ADVANTICA RESTAURANT GROUP, INC.
             (Exact Name of registrant as specified in its charter)


       DELAWARE                      0-18051                  13-3487402
 (State or other jurisdiction  (Commission File No.)  (I.R.S. Employer Identifi-
 of incorporation)                                    cation No.)

 203 EAST MAIN STREET, SPARTANBURG, SC                       29319-9966
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:     (864) 597-8000


Former name or former address, if changed
since last report:                                      FLAGSTAR COMPANIES, INC.








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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Pursuant to the Joint Plan described and defined in Item 5 below, as of January 7, 1998, the Joint Plan's effective date (the "Effective Date"), the Registrant's existing equity securities were cancelled and new common stock of the Registrant was authorized and issued to holders of certain classes of debt securities of the Registrant in exchange for such debt securities. As a result of such exchange, the classes of debt security holders described below in Item 5, acquired control of the Registrant while former holders of the Registrant's equity securities relinquished control of the Registrant as of the Effective Date.

ITEM 5.  OTHER EVENTS

         As of the Effective Date, the Registrant closed certain transactions in connection with the Joint Plan of Reorganization (the "Joint Plan") of Flagstar Companies, Inc. ("FCI") and its wholly-owned subsidiary, Flagstar Corporation ("Flagstar"), dated July 11, 1997 (the "Petition Date"), amended November 7, 1997 and confirmed by order of the United States Bankruptcy Court for the District of South Carolina entered November 12, 1997, pursuant to Chapter 11 of Title 11 of the United States Code. In conjunction with such closing, the Joint Plan became effective.

         Material features of the Joint Plan are as follows:

         (i) on the Effective Date, Flagstar merged with and into FCI. FCI was the surviving corporation in the merger and changed its name, as of the Effective Date, to Advantica Restaurant Group, Inc.
         ("Advantica").

         (ii) general unsecured claims of FCI and Flagstar remained unimpaired.

         (iii) Flagstar's 10 7/8% Senior Notes due 2002 (the "10 7/8% Senior Notes" and 10 3/4% Senior Notes due 2001 (the "10 3/4% Senior Notes" and together with the 10 7/8% Senior Notes the "Old Senior Notes") were cancelled, extinguished and retired as of the Effective Date. Each holder of the 10 7/8% Senior Notes and 10 3/4% Senior Notes, in exchange for such Old Senior Notes, is entitled to receive $1,065.55 and $1,087.49, respectively, in principal amount (representing 100% of the principal of and accrued interest on the Old Senior Notes through the Effective Date) of Advantica's 11 1/4% Senior Notes due 2008 (the "Advantica Senior Notes"), per $1,000 principal amount of Old Senior Notes.

         (iv) Flagstar's 11.25% Senior Subordinated Debentures due 2004 (the "11.25% Debentures") and 11 3/8% Senior Subordinated Debentures due 2003 (the "11 3/8% Debentures" and together with the 11.25% Debentures, the "Senior Subordinated Debentures") were cancelled, extinguished and retired as of the Effective Date. Each holder of



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         the 11.25%  Debentures and the 11 3/8% Debentures,  in exchange for the
         unpaid   principal  and  accrued   interest   amounts  of  such  Senior
         Subordinated Debentures, is entitled to receive, 44.986 and 45.614 shares, respectively, of Advantica's common stock, par value $0.01 per share (the "Advantica Common Stock"), per $1,000 principal amount of the Senior Subordinated Debentures.

         (v) Flagstar's 10% Convertible Junior Subordinated Debentures due 2014 (the "10% Convertible Debentures") were cancelled, extinguished and retired as of the Effective Date. Each holder of the 10% Convertible Debentures, in exchange for the unpaid principal and accrued interest amounts of the 10% Convertible Debentures, is entitled to receive, both (1) 18.134 shares of Advantica Common Stock and (2) warrants to purchase 40.298613 shares of Advantica Common Stock (the "Advantica Common Stock Warrants"), per $1,000 principal amount of the 10% Convertible Debentures.

         (vi) Flagstar Companies, Inc. $2.25 Series A Cumulative Convertible Exchangeable Preferred Stock and FCI's $.50 par value common stock were cancelled, extinguished and retired as of the Effective Date, with the holders of such securities receiving or retaining no property under the Joint Plan.

         (vii) a new board of directors of Advantica was elected and appointed and began service as of the Effective Date.

         (viii) as of the Effective Date, Advantica has (1) 100,000,000 authorized shares of $.01 par value common stock, 40,000,000 shares of which are issued and outstanding, and (2) 25,000,000 authorized shares of preferred stock. Ten percent (10%) of the Advantica Common Stock, on a fully diluted basis, will be reserved for a new management stock option program, in addition to 4,000,000 shares of Advantica Common Stock reserved for issuance upon the exercise of Advantica Common Stock Warrants. Such Warrants expire January 7, 2005.

         Also, pursuant to the terms of the Joint Plan, on the Effective Date, the Registrant entered into the following material agreements:

         (i) A five-year, $200 million senior secured revolving credit facility (the "Exit Facility") between certain subsidiaries of the Registrant, as borrowers, the Registrant, as guarantor, and a syndicate of financial institutions led by The Chase Manhattan Bank ("Chase"), to be used for working capital and general corporate purposes. The Exit Facility replaces the $200 million debtor-in-possession facility (the "DIP Facility") between FCI, Flagstar, certain subsidiaries of Flagstar, and Chase utilized during the Chapter 11 proceedings.

         (ii) An Indenture, between Advantica and First Trust National Association, as Trustee, governing the issuance of the Advantica



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         Senior Notes.

         (iii) A Warrant Agreement, between Advantica and Continental Stock Transfer and Trust Company, governing the terms and the issuance of the Advantica Common Stock Warrants.

         (iv)  A  Registration   Rights  Agreement  (the  "Registration   Rights
         Agreement") with each Holder of 10% or more of the Advantica Common Stock (a "Potentially Affiliated Holder") provides the Potentially Affiliated Holders with certain shelf, demand and "piggy-back" registration rights.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

         Listed below are all Exhibits filed as a part of this current report. Certain of the Exhibits to this current report, indicated by an asterisk, are hereby incorporated by reference to other documents on file with the Commission, to be a part hereof as of their respective dates.

Exhibit Number                              Description

*2.1 Joint Plan of Reorganization of Flagstar Companies, Inc. and Flagstar, amended November 7, 1997, and as confirmed by order of the United States Bankruptcy Court for the District of South Carolina filed November 12, 1997 (incorporated by reference to Exhibit 2.1 to Form 8-K, dated November 12, 1997).

 4.1 Indenture, dated as of January 7, 1998, between Advantica and First Trust National Association, as Trustee, relating to the Advantica 11 1/4% Senior Notes Due 2008.

*4.2 Warrant Agreement, dated January 7, 1998, between Advantica and Continental Stock Transfer and Trust Company (incorporated by reference to Exhibit 10.1 to Form 8-A, filed January 7, 1998 with respect to the Registrant's Common Stock Warrants).

*4.3 Registration Rights Agreement, dated as of January 7, 1998, among Advantica and each holder of registrable securities named therein (incorporated by reference to Exhibit
                                   10.1 to Form 8-A, filed January 7, 1998 with respect to the Registrant's Common Stock).

10.1 Credit Agreement, dated January 7, 1998, among Denny's, Inc., El Pollo Loco, Inc., Flagstar



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                                   Enterprises,  Inc.,  Flagstar Systems,  Inc.,
                                   and Quincy's Restaurants, Inc., as Borrowers, Advantica, as a Guarantor, the Lenders named therein, and The Chase Manhattan Bank, as administrative agent.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Advantica Restaurant Group, Inc.


                                      By:     /s/ Rhonda J. Parish
                                            ---------------------------------
                                      Name:   Rhonda J. Parish
                                      Title:  Senior Vice President, General
                                              Counsel and Secretary


Date:   January 15, 1998



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